UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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                Date of Report
                (Date of earliest event reported):                                        February 4, 2011
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              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

           (608) 364-8800
(Registrant’s telephone number)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                         Other Events.

On February 4, 2011, Regal Beloit Corporation ("Regal Beloit") issued a news release announcing that it has received a request for additional information and documentary materials from the U. S. Department of Justice regarding the sale of A. O. Smith’s Electrical Products Company to Regal Beloit.  A copy of the news release is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits: The following exhibit is being filed herewith:

(99) Press Release of Regal Beloit Corporation dated February 4, 2011.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               REGAL BELOIT CORPORATION

                      Date:  February 4, 2011                                                                          By: /s/ Peter C. Underwood
                               Peter C. Underwood
                               Vice President, General Counsel & Secretary

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Regal Beloit Corporation dated February 4, 2011.